UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 17, 2013

ANDINA ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-35436	N/A
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Carrera 10 No. 28-49, Torre A. Oficina 20-05, Bogota, Colombia

(Address of Principal Executive Offices) (Zip Code)

(646) 684-3045

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

COMMENCING SHORTLY AFTER THE FILING OF THIS CURRENT REPORT ON FORM 8-K, ANDINA ACQUISITION CORPORATION (“ANDINA”) INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS SHAREHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING ANDINA SECURITIES, REGARDING ITS MERGER WITH TECNOGLASS S.A. (“TECNOGLASS”) AND C.I. ENERGIA SOLAR S.A. E.S. WINDOWS (“ES”, COLLECTIVELY WITH TECNOGLASS, THE “COMPANY”), AS DESCRIBED IN THIS REPORT. THIS CURRENT REPORT ON FORM 8-K, INCLUDING SOME OR ALL OF THE EXHIBITS HERETO, WILL BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

EARLYBIRDCAPITAL, INC. (“EBC”), THE MANAGING UNDERWRITER OF ANDINA’S INITIAL PUBLIC OFFERING (“IPO”) CONSUMMATED IN MARCH 2012, AND MORGAN JOSEPH TRIARTISAN (“MJTA”) ARE ACTING AS ANDINA’S INVESTMENT BANKERS IN THESE EFFORTS, FOR WHICH EBC WILL RECEIVE A FEE OF $1,610,000 AND MJTA WILL RECEIVE A FEE OF $500,000. ANDINA, ITS DIRECTORS AND EXECUTIVE OFFICERS, EBC AND MJTA MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF ANDINA SHAREHOLDERS TO BE HELD TO APPROVE THE MERGER.

SHAREHOLDERS OF ANDINA AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, ANDINA’S PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT IN CONNECTION WITH ANDINA’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING BECAUSE THESE PROXY STATEMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ ANDINA’S FINAL PROSPECTUS, DATED MARCH 16, 2012, AND ANDINA’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED FEBRUARY 28, 2013, AS AMENDED, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE ANDINA OFFICERS AND DIRECTORS AND OF EBC AND MJTA AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THE MERGER. THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO SHAREHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE MERGER. SHAREHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: THE EQUITY GROUP INC., 800 THIRD AVENUE, 36TH FLOOR, NEW YORK, NEW YORK 10022. THE PRELIMINARY PROXY STATEMENT AND THE DEFINITIVE PROXY STATEMENT, ONCE AVAILABLE, AND THE FINAL PROSPECTUS AND ANNUAL REPORT ON FORM 10-K CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (http://www.sec.gov).

CERTAIN OF THE COMPANY’S FINANCIAL INFORMATION AND DATA CONTAINED HEREIN AND IN THE EXHIBITS HERETO ARE UNAUDITED AND/OR WERE PREPARED BY THE COMPANY AS A PRIVATE COMPANY AND DO NOT CONFORM TO SEC REGULATION S-X. FURTHERMORE, THEY INCLUDE CERTAIN FINANCIAL INFORMATION (EBITDA) NOT DERIVED IN ACCORDANCE WITH UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (“GAAP”). ACCORDINGLY, SUCH INFORMATION AND DATA WILL BE ADJUSTED AND PRESENTED DIFFERENTLY IN ANDINA’S PRELIMINARY AND DEFINITIVE PROXY STATEMENTS TO SOLICIT SHAREHOLDER APPROVAL OF THE MERGER. ANDINA AND THE COMPANY BELIEVE THAT THE PRESENTATION OF NON-GAAP MEASURES PROVIDES INFORMATION THAT IS USEFUL TO INVESTORS AS IT INDICATES MORE CLEARLY THE ABILITY OF THE COMPANY TO MEET CAPITAL EXPENDITURES AND WORKING CAPITAL REQUIREMENTS AND OTHERWISE MEET ITS OBLIGATIONS AS THEY BECOME DUE.

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ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

This report and the exhibits hereto are not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of andina or THE COMPANY, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

This report and the exhibits hereto include “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. COMPANY’s actual results may differ from its expectations, estimates and projections and, consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, andina’s and THE COMPANY’s expectations with respect to future performance, anticipated financial impacts of the merger and related transactions; approval of the merger and related transactions by security holders; the satisfaction of the closing conditions to the merger and related transactions; and the timing of the completion of the merger and related transactions.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the parties’ control and difficult to predict. Factors that may cause such differences include: business conditions; weather and natural disasters; changing interpretations of GAAP; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the business in which THE COMPANY is engaged; fluctuations in customer demand; management of rapid growth; intensity of competition from other providers of SERVICES THAT THE COMPANY PROVIDES; general economic conditions; and geopolitical events and regulatory changes. Other factors include the possibility that the merger does not close, including due to the failure to receive required security holder approvals, or the failure of other closing conditions.

The foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in ANDINA’s most recent filings with the SEC. All subsequent written and oral forward-looking statements concerning ANDINA and THE COMPANY, the merger, the related transactions or other matters and attributable to andina and THE COMPANY or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither ANDINA nor THE COMPANY undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.

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Item 1.01	Entry into a Material Definitive Agreement.

General; Structure of Merger

On August 17, 2013, Andina Acquisition Corporation, a Cayman Islands exempted company (“Andina”), entered into an Agreement and Plan of Reorganization (the “Merger Agreement”) by and among Andina, Andina Merger Sub, Inc., a Cayman Islands exempted company and a wholly-owned subsidiary of Andina (“Merger Sub”), Tecnoglass S.A., a Colombian company (“Tecnoglass”), and C.I. Energia Solar S.A. E.S. Windows, a Colombian company (“ES”). Prior to the closing of the transactions contemplated by the Merger Agreement, Tecnoglass and ES will effect a corporate reorganization such that the shareholders of Tecnoglass and/or ES shall cease being shareholders of Tecnoglass and/or ES and shall become shareholders of a newly formed Cayman Islands exempted company. Tecnoglass and ES will each then become direct or indirect wholly-owned subsidiaries of such newly formed entity. References to the “Company” in this Form 8-K are references to this newly formed entity, including the operations of Tecnoglass and ES, as applicable. Upon the consummation of the transactions contemplated by the Merger Agreement, Merger Sub will be merged with and into the Company, with the Company surviving the merger and becoming a wholly-owned subsidiary of Andina. Upon the consummation of the merger contemplated by the Merger Agreement, Andina will change its name to “Tecnoglass Inc.”

The Company is a leading manufacturer of hi-spec, architectural glass and windows for the western hemisphere residential and commercial construction industries. Headquartered in Barranquilla, Colombia, the Company operates out of a 1.2 million square foot vertically-integrated, state-of-the-art manufacturing complex that provides easy access to the Americas, the Caribbean, and the Pacific. The Company exports 43% of its production to foreign countries and sells to more than 300 customers in North, Central and South America. The United States accounted for approximately 30% of its revenues in 2012. The Company’s tailored, high-end products are found on some of the world’s most distinctive properties, including the El Dorado Airport (Bogota), Imbanaco Medical Center (Cali), Trump Plaza (Panama), Trump Tower (Miami), and The Woodlands (Houston).

The merger is expected to be consummated after the required approval by the shareholders of Andina and the fulfillment of certain other conditions, as described herein and in the Merger Agreement.

The following summaries of the merger and related transactions, the Merger Agreement and the other agreements to be entered into by the parties are qualified in their entirety by reference to the text of the agreements, certain of which are attached as exhibits hereto and are incorporated herein by reference.

Merger Consideration

Closing Merger Consideration. The Company shareholders, in exchange for all of the ordinary shares of Company outstanding immediately prior to the merger, will receive from Andina:

•	An aggregate of 17,525,000 ordinary shares of Andina, subject to adjustment upon certain events; and
•	an aggregate of 3,000,000 ordinary shares (the “Earnout Shares”) to be released upon the achievement of certain targets described below.

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Earnout Shares. The Earnout Shares have been issued and placed in escrow to be released to the Company shareholders upon the Company’s achievement of specified share price targets or targets based on the Company’s net earnings before interest income or expense, income taxes, depreciation, amortization and any expenses arising solely from the merger charged to income (“EBITDA”) in the fiscal years ending February 28, 2014, February 28, 2015 or February 29, 2016.

The following table sets forth the targets and the number of Earnout Shares issuable to Company shareholders upon the achievement of such targets:

	Ordinary Share Price Target	EBITDA Target		Number of Earnout Shares
		Minimum	Maximum	Minimum	Maximum
Fiscal year ending 2/28/14	$12.00 per share	$30,000,000	$36,000,000	416,667	500,000
Fiscal year ending 2/28/15	$13.00 per share	$35,000,000	$40,000,000	875,000	1,000,000
Fiscal year ending 2/29/16	$14.00 per share	$40,000,000	$45,000,000	1,333,333	1,500,000

If either the ordinary share target or the maximum EBITDA target is met in any fiscal year, Company shareholders receive the maximum number of Earnout Shares indicated for the year.

In the event the ordinary share target is not met but the combined company’s EBITDA falls within the minimum and maximum EBITDA target for a specified year, the number of Earnout Shares to be issued will be interpolated between such targets.

In the event neither the ordinary share target nor the minimum EBITDA target is met in a particular year, but a subsequent year’s share price or EBITDA target is met, the Company shareholders will earn the Earnout Shares for the previous year as if the prior year’s target had been met.

Lock-Up

The shareholders of the Company will not be able to sell any of the ordinary shares of Andina that they receive for one year after the closing, subject to certain exceptions.

Registration Rights

The Company shareholders will be granted the right to demand that Andina register for resale under the Securities Act of 1933, as amended (the “Securities Act”), all of the ordinary shares of Andina to be issued to them in the transaction following the closing. In addition, such shareholders will be granted certain “piggyback” registration rights with respect to such shares.

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Indemnification of Andina and Company Shareholders

Andina and the Company shareholders have agreed to indemnify and hold harmless the other for their inaccuracies or breaches of the representations and warranties or for the non-fulfillment or breach of any covenant or agreement contained in the Merger Agreement and for certain other matters.

To provide a fund for payment to Andina with respect to its post-closing rights to indemnification under the Merger Agreement, there will be placed in escrow (with an independent escrow agent) an aggregate of 890,000 of the ordinary shares issuable to the Company shareholders at closing (“Indemnity Escrow Fund”). The escrow will be the sole remedy for Andina for its rights to indemnification under the Merger Agreement. On the date that is the earlier of (i) 30 days after the date on which Andina has filed its Annual Report on Form 10-K for its fiscal year ending February 28, 2015 or (ii) June 30, 2015, the shares remaining in the Indemnity Escrow Fund will be released to the Company holders except for any shares subject to pending claims and certain other matters.

No amount for indemnification shall be payable to either Andina on the one hand or the Company’s shareholders on the other unless and until the aggregate amount of all indemnifiable losses otherwise payable exceed a set deductible amount. The aggregate liability for losses of Andina on the one hand or the Company’s shareholders on the other shall not in any event exceed the value of the Escrow Fund. Andina shall have no claim for indemnity against the Company’s shareholders other than for any of the shares placed in escrow and the Company’s shareholders shall have no claim for indemnity against Andina other than for the issuance of additional ordinary shares of Andina.

Representations and Warranties

The Merger Agreement contains representations and warranties of the Company, Andina and Merger Sub relating to, among other things, (a) proper organization and similar corporate matters, (b) capital structure of each constituent company, (c) the authorization, performance and enforceability of the Merger Agreement, (d) licenses and permits, (e) taxes, (f) financial information and absence of undisclosed liabilities, (g) holding of leases and ownership of real property and other properties, including intellectual property, (h) accounts receivable, (i) contracts, (j) title to, and condition of, properties and environmental condition thereof, (k) absence of certain changes, (l) employee matters, (m) compliance with laws, (n) litigation and (o) regulatory matters.

Covenants

Andina and the Company have each agreed to take such actions as are necessary, proper or advisable to consummate the merger. They have also agreed to continue to operate their respective businesses in the ordinary course prior to the closing and not to take certain specified actions without the prior written consent of the other party.

The Merger Agreement also contains additional covenants of the parties, including, among others, covenants providing for:

(i)	The parties to use commercially reasonable efforts to obtain all necessary approvals from governmental agencies and other third parties that are required for the consummation of the transactions contemplated by the Merger Agreement;

(ii)	The protection of confidential information of the parties and, subject to the confidentiality requirements, the provision of reasonable access to information;

(iii)	The preparation and filing by Andina of a proxy statement to solicit proxies from the Andina shareholders regarding, among other things, the approval of the merger, approval of amendments to Andina’s Amended and Restated Memorandum and Articles of Association (“Charter Documents”), including the change of Andina’s name to “Tecnoglass Inc.,” adoption of a share option plan, approval of the convertibility of certain promissory notes issued (or to be issued) by Andina to its officers, directors, stockholders or affiliates for Andina’s working capital needs and election of directors to Andina’s board of directors.

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(iv)	Andina and the Company to use their commercially reasonable efforts to obtain the listing of Andina’s ordinary shares and warrants on the New York Stock Exchange or Nasdaq;

(v)	The Company to waive its rights to make claims against Andina to collect from the trust fund established for the benefit of the holders of the shares sold in Andina’s IPO (“Public Shares”) for any monies that may be owed to them by Andina; and

(vi)	The Company to provide periodic financial information to Andina through the closing.

Conditions to Closing

General Conditions

Consummation of the transactions is conditioned on (i) the Andina shareholders, at a meeting called for these purposes, approving the merger and (ii) the holders of not more than 87.5% of the Public Shares exercising their right to convert their Public Shares into a pro-rata portion of the trust fund.

In addition, the consummation of the transactions contemplated by the Merger Agreement is conditioned upon, among other things, (i) no order, injunction, judgment or decree being issued by any governmental authority or enactment of any statute, rule, regulation or other order which would prohibit in whole or in part, the consummation of such transactions, (ii) the execution by and delivery to each party of each of the various transaction documents, (iii) the delivery by each party to the other party of a certificate to the effect that the representations and warranties of each party are true and correct in all material respects as of the closing and all covenants contained in the Merger Agreement have been materially complied with by each party and (iv) the receipt of all necessary consents and approvals by third parties and the completion of necessary proceedings.

Andina’s Conditions to Closing

The obligations of Andina to consummate the transactions contemplated by the Merger Agreement, in addition to the conditions described above, are conditioned upon each of the following, among other things:

•	there being no material adverse effect affecting the Company that has occurred since the signing of the Merger Agreement;

•	employment agreements with certain of the Company’s employees shall have been executed and delivered by the Company and such individuals;

•	(i) all outstanding indebtedness owned by any insider of the Company shall have been repaid in full; (ii) all guaranteed or similar arrangements pursuant to which the Company has guaranteed the payment or performance of any obligations of any Company insider to a third party shall have been terminated; and (iii) no Company insider shall own any direct equity interests in any subsidiary of the Company; and

•	receipt by Andina of opinions of Company’s counsel in agreed form.

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Company’s Conditions to Closing

The obligations of the Company to consummate the transactions contemplated by the Merger Agreement also are conditioned upon, among other things:

•	there being no material adverse effect affecting Andina that has occurred since the signing of the Merger Agreement;

•	certain officers and directors of Andina shall have resigned effective on the closing of the merger and certain directors shall have been elected by Andina’s shareholders to serve on Andina’s board of directors;

•	after giving effect to the election of shareholders of Andina to have their Public Shares converted to cash and after payment of transaction costs incurred by Andina and the Company not to exceed $5,000,000 in the aggregate, Andina shall have an aggregate of at least $33,500,000 of cash held either in or outside of the trust fund and shall have made arrangements to have such amount disbursed to Andina upon the closing;

•	receipt by Company of opinions of Andina’s counsel in agreed form;

•	Andina shall have delivered to the Company shareholder lists evidencing at least 300 Round Lot Holders (as such term is defined in Rule 5005(a)(37) of the Nasdaq Listing Rules) of Andina’s ordinary shares, prior to the redemption of any ordinary shares of Andina upon consummation of the merger; and

•	Andina shall have caused public trading in its units (issued in connection with its initial public offering) to cease and for such units to be mandatorily separated into their component parts of ordinary shares and warrants.

Waivers

If permitted under applicable law, either Andina or the Company may waive any inaccuracies in the representations and warranties made to such party contained in the Merger Agreement and waive compliance with any agreements or conditions for the benefit of itself or such party contained in the Merger Agreement. The condition requiring that the holders of not more than 87.5% of the Public Shares have exercised their right to convert their Public Shares into a pro-rata portion of the trust fund may not be waived. There can be no assurance that all of the conditions will be satisfied or waived.

Termination

The Merger Agreement may be terminated at any time, but not later than the closing, as follows:

(i)	by mutual written consent of Andina and the Company;

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(ii)	by either Andina or the Company if the merger is not consummated on or before December 16, 2013;

(iii)	by either Andina or the Company if a governmental entity shall have issued an order, decree, judgment or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the merger, which order, decree, ruling or other action is final and nonappealable;

(iv)	by either Andina or the Company if the other party has breached any of its covenants or representations and warranties in any material respect and has not cured its breach within 30 days of the notice of an intent to terminate, provided that the terminating party is itself not in breach;

(v)	by either Andina or the Company if, at the Andina stockholder meeting, the merger shall fail to be approved by holders of Andina’s ordinary shares as required by Andina’s Charter Documents or the holders of more than 87.5% of the Public Shares exercise conversion rights; or,

(vi)	by Company if, immediately after the merger, Andina will not have cash on hand of $33,500,000 after payment of amounts that Andina may pay to converting shareholders and after payment of transaction costs incurred by Andina and Company not to exceed $5,000,000 in the aggregate, all as described in the Merger Agreement.

Post-Merger Ownership of Andina

As a result of the merger, assuming that no shareholders of Andina elect to convert their Public Shares into cash as permitted by Andina’s Charter Documents, the Company shareholders will own approximately 76.9% of the ordinary shares of Andina to be outstanding immediately after the merger and the other Andina shareholders will own approximately 23.1% of Andina’s outstanding ordinary shares, in each case based on the Andina ordinary shares outstanding as of July 31, 2013. If the maximum number of Public Shares are converted into cash as permitted under the Merger Agreement leaving $33,500,000 in trust (after taking into account the payment of transaction costs incurred by Andina and the Company of up to $5,000,000 in the aggregate), such percentages will be approximately 78.4% and 21.6%, respectively. If the maximum number of Public Shares are converted into cash as permitted by Andina’s Charter Documents, such percentages will be approximately 91.9% and 8.1%, respectively. The foregoing does not take into account shares that would be released to the Company’s shareholders upon achievement of the Earnout Targets.

At the closing of the merger, subject to shareholder approval, Andina will create a share option plan for the benefit of employees of the Company and its subsidiaries, and shall allocate to the share option plan for issuance thereunder the number of shares equal to six percent (6%) of the ordinary shares outstanding immediately after the closing of the merger.

Investor Presentation

Andina is filing the attached investor presentation (Exhibit 99.3 to this Form 8-K) as Regulation FD Disclosure material.

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Press Release

Andina is filing the attached press releases (Exhibits 99.1 and 99.2 to this Form 8-K) as Regulation FD Disclosure material.

Item 7.01	Regulation FD Disclosure.

Business

Overview

The Company is a leading Colombian manufacturer of glass and windows for architectural and industrial use. Through Tecnoglass, the Company offers a comprehensive line of glass and aluminum products, such as tempered glass, laminated glass, acoustic glass, curved glass and other glass products. This glass is then either sold to outside customers or used by ES to manufacture glass and windows for western hemisphere residential and commercial construction industries.

The Company exports 43% of its production to foreign countries and sells to over 300 customers in North, Central and South America. The United States accounted for approximately 30% of its revenues in 2012. The Company’s tailored, high-end products are found on some of the world’s most distinctive properties, including the El Dorado Airport (Bogota), Imbanaco Medical Center (Cali), Trump Plaza (Panama), Trump Tower (Miami) and The Woodlands (Houston).

The Company’s headquarters are located in Barranquilla, Colombia, where it operates a 1.2 million square foot, vertically-integrated manufacturing complex. The Company’s location allows it to access Latin America, Caribbean, North America and Pacific markets through nearby Caribbean ports, including the ports at Barranquilla, Cartagena and Santa Maria.

Among its many designations and certifications, Tecnoglass has earned The Miami-Dade County Notice of Acceptance, one of the most demanding certificates in the industry and a requirement to market hurricane-resistant glass in Florida. Tecnoglass is the only company in Latin America authorized by Pennsylvania Plate Glass Industries and Guardian Industries in the manufacture of floating glass. The Company’s products comply with Miami-Dade county’s safety code standards as its laminated anti-hurricane glass resists impact, pressure, water and wind. The Company has received a number of other certifications from other national and international standard-setting bodies.

Glass Magazine has ranked Tecnoglass as the second largest glass fabricator serving the U.S. market in 2012. The Company believes that Tecnoglass is the leading glass transformation company in Colombia, capturing 40% of the market share in the country.

The Company’s consolidated revenues in 2012 were $158 million and its consolidated revenues in 2011 were $113 million.

History

ES was founded in 1984 and has become a leader in the design, manufacture, marketing and installation of architectural glass for commercial and large-scale residential construction. ES’ products include glass and aluminum windows and doors, office dividers and interiors, floating facades and commercial display windows.

Tecnoglass was founded in 1994 and has become a leader in transforming glass into a number of finished varieties including tempered, laminated, acoustic, thermo-acoustic, curved, silk-screened and digital print. These glass products are used in a variety of settings including construction and remodeling of hotels, residential dwellings, commercial and corporate centers, universities, airports and hospitals and in different applications such as floating facades, windows, doors, handrails, interior and bathroom products.

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In 2007, Tecnoglass established its aluminum plant, Alutions, to conduct aluminum extrusion, smelter, paint and anodizing processes. Various products such as aluminum profiles, rods, bars, plates and other hardware used to manufacture windows and doors are produced at Alutions. Alutions operates its own smelter plant, which supplies more than 90% of its aluminum consumption and has a capacity of 1,000 tons of aluminum per month.

Industry

According to Global Construction 2020 by Global Construction Perspectives and Oxford Economics, the global construction industry is expected to grow from an estimated $7.2 trillion (or 13% of global GDP) currently to over $10 trillion (15% of global GDP) by 2020. The Company generated approximately 70% of its 2012 revenues from the Latin American construction market which is estimated to be $550 billion with an annual growth rate of 6% as of 2012 (KHL Group, 2012). The U.S. construction market, which represented approximately 30% of the Company’s 2012 revenues, is estimated at $830 billion with a projected annual growth rate of 6% as of 2012 KHL Group, 2012). The U.S. window and doors market is estimated at $21 billion in 2012 and is projected to grow at a rate of 9% per year through 2016 (The Freedonia Group Inc., 2012). The Company hopes to capitalize on the significant growth opportunities due to extreme weather conditions in the impact-resistant window and door industry in the Southeast U.S., including Florida.

Competitive Strengths

Vertical Integration

The Company believes it is unique in vertically integrating the purchasing of raw materials, the manufacture of glass and aluminum products and the subsequent production of customized glass and windows for architectural and industrial settings. By vertically integrating these functions, the Company is able to price its products competitively while maintaining strict quality control measures to guarantee the high quality of its products.

Innovation

The Company has made significant investments in machinery and equipment to ensure it is using the latest technology on its production lines. In 2012, the Company made approximately $27 million in capital investments to expand its manufacturing capacity and to update its machinery. For certain of the Company’s products, it offers DuPont Sentryglas® laminated glass interlayers which are recognized as industry-leading laminated glass solutions with five times the resistance strength of other materials available on the market. The Company also uses a laminator and jumbo temperer, with which it can produce large-sized laminates which are sought after in the high-end window market. These investments in machinery and equipment, together with the Company’s rigorously trained labor force, allow it to offer state-of-the-art custom designed products quickly modified to meet customer demands. The Company has a staff of specialists dedicated to product design in order to meet its customer’s specifications.

Location

The Company’s headquarters and manufacturing campus located in Barranquilla, Colombia is strategically located near three major ports in Barranquilla, Cartagena and Santa Maria. These ports, which are only two hours’ drive from each other, provide the Company with sea access to all major markets throughout the world.

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Products

Tecnoglass offers the following products:

Glass Products	Description

Laminated / Thermo- Laminated	Produced by bonding two glass sheets with an intermediate film between. As a safety feature, this product fractures into small pieces if it breaks.

Thermo-Acoustic	Manufactured with two or more glass sheets separated by an aluminum or micro-perforated steel profile. Has a double-seal system that ensures the unit’s tightness, buffering noise and improving thermal control. Serves as an excellent noise barrier, which is used especially in zones close to airports, traffic or wherever there are unpleasant sounds.

Tempered	Glass subject to a tempering process through elevated temperatures resulting in greater superficial elasticity and resistance than conventional glass.

Silk-Screened	Special paint is applied to glass using automatic machinery and numerical control which ensures paint homogeneity and an excellent finish.

Curved	Produced by bending a flat glass sheet over a mold, using an automated heat process, which maintains the glass’ physical properties.

Digital Print	Digital printing allows any kind of appearance required by the client, offering versatility to projects.

ES offers the following products: windows, floating facades, commercial display windows, hurricane-proof windows, automatic doors and bathroom dividers.

The Company’s aluminum products include bars, plates, profiles, rods and tubes.

Customers

The Company has over 300 customers primarily located in North, Central and South America. The Company estimates that 80 to 85% of its glass and aluminum sales are to the architectural market and 15 to 20% of its sales are to the industrial market. Excluding intercompany revenue, no customer accounted for 10% or more of the Company’s net sales during 2011 and 2012.

Suppliers

The Company sources product from a variety of domestic and foreign suppliers ensuring a stable pipeline for the raw materials and glass necessary to manufacture its products. The Company’s main supplier of glass is PPG Industries located in Pittsburgh, one of the world’s leading producers of glass products. The Company’s main suppliers of aluminum are Danostro S.A.S., a Colombian firm, and Mitsubishi International Corporation.

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Government Regulations

The Company is subject to extensive and varied federal, state and local government regulation in the jurisdictions in which it operates, including laws and regulations relating to its relationships with its employees, public health and safety and fire codes. Additionally, certain of the jurisdictions in which the Company operates require that installation of doors and windows be approved by competent authorities that grant distribution licenses.

Legal Proceedings

Tecnoglass and its U.S. subsidiary, Tecnoglass USA, Inc., are being sued for wrongful death, negligence and negligent infliction of emotional distress arising out of a workplace accident where a crate of glass fell and fatally crushed a worker during the unloading process. The falling crate also injured his son who claims personal and emotional injuries. The widow and minor children also have claims. Tecnoglass denies liability. Because the plaintiff is suing for non-economic damages (purely pain and suffering and loss of enjoyment of husband/father), the total maximum exposure is difficult to predict. The Company’s insurance carrier, AIG, is providing coverage to the Company under a $3 million wasting policy, meaning the attorneys’ fees and expenses incurred during the defense of the claim reduce the amount of coverage available. The case is scheduled for trial beginning in February 2014.

Competitors

The Company has local competitors in Colombia as well as competitors in the markets it sells to abroad, in each of the glass, aluminum and finished products categories. Glass Technologia en Vidrios y Ventanas S.A., Arquicentro S.A., Industrias Lehner and Aluminum Estructural S.A. compete with the Company locally in the finished products market. Apogee Enterprises, Inc., PGT, Inc. and WinDoor Inc. compete with the Company in the U.S. in the finished products market. Golden Glass Security, Vid-plex Universal S.A., Aluace Ltda and Laminados y Blindados compete with the Company locally in the glass and aluminum markets. Oldcastle, Inc., Trulite Inc., and PRL Glass Systems among others compete with the Company in the U.S. in the glass and aluminum products markets.

Property/Facilities

The Company operates a 1.2 million square foot manufacturing complex located in Barranquilla, Colombia. The Company’s glass production plant, aluminum plant and window and façade assembly plant are all located on these premises. The Company’s glass plant has four lamination machines with independent assembly rooms; six specialized tempering furnaces and glass molding furnaces; a computer numerical controlled profile bending machine; as well as five silk-screening machines. The Company’s aluminum plant has an effective installed capacity of 1,000 tons per month and can create a variety of shapes and forms for the door and window industries. The smelter furnace at the aluminum plant provides 90% of the raw materials used in aluminum production. The Company also owns three natural gas power generation plants with a capacity of 1750 kilowatts each which supply the electric requirements of its entire industrial complex and are supported by three emergency generators. In the Company’s efforts to promote sustainability development, 30% of all of its waste is recycled.

Employees

The Company currently has approximately 2,700 employees and an additional 300 installers. Most operating personnel of the Company are hired through seven temporary staffing companies and are employed under one-year fixed-term employment contracts. The Company believes it has good relations with its employees and provides ongoing training programs to its employees through its self-established E.S. Windows University. Colombian law requires companies to pay transportation subsidy or provide transportation to employees, both of which are provided by the Company to its employees.

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Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits:

Exhibit	Description
2.1	Agreement and Plan of Reorganization, dated as of August 17, 2013, by and among Andina Acquisition Corporation, Andina Merger Sub, Inc., Tecnoglass S.A. and C.I. Energia Solar S.A. E.S. Windows.*
10.1	Form of Indemnity Escrow Agreement among Andina Acquisition Corporation, the Committee (as described in the Agreement and Plan of Reorganization), the Representative (as defined in the Agreement and Plan of Reorganization), and Continental Stock Transfer & Trust Company, as Escrow Agent.
10.2	Form of Additional Shares Escrow Agreement among Andina Acquisition Corporation, the Committee (as described in the Agreement and Plan of Reorganization), the Representative (as defined in the Agreement and Plan of Reorganization), and Continental Stock Transfer & Trust Company, as Escrow Agent.
10.3	Form of Lock-Up Agreement.
10.4	Form of Amended and Restated Registration Rights Agreement between Andina Acquisition Corporation and certain Investors.
99.1	Press release dated August 17, 2013.
99.2	Press release dated August 19, 2013
99.3	Investor Presentation.

* Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). Andina agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 22, 2013

ANDINA ACQUISITION CORPORATION

By:	/s/ B. Luke Weil
Name: B. Luke Weil
Title:Chief Executive Officer

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